EXHIBIT 23.1

                   [Letterhead of Goodman & Company, L.L.P.]

                                  July 1, 1998


                         INDEPENDENT AUDITORS' CONSENT


         We hereby consent to the incorporation by reference in this Registration Statement of Resource Bankshares Corporation on Form 8-K of our report dated January 30, 1998 (except for Note 19, as to which the date is March 16, 1998) incorporated by reference in Resource Bank's 1997 Annual Report on Form 10-KSB and appearing in Resource Bank's 1997 Annual Report to Shareholders.

                                            /s/  Goodman & Company, L.L.P.

Norfolk, Virginia
July 1, 1998